From:               Chris Smith
To:                 JCS,CENTRAL.PME
Date:               1/15/97 2:01pm
Subject:            U.S. Global Investors Funds post year-end gains


Thank you for your interest in the U.S. Global Investors funds.
(http://www.usfunds.com).

Year-end performance for several of the U.S. Global Investors funds was outstanding in 1996. We believe our strategy of searching globally to bring you the most sophisticated, most promising investments will continue to pay off in 1997.

                          Average Annual Total Returns

                                                                    since
                                                                  inception
     Fund                          1 yr     5 yr     10yr      (inception date)
     ----                          ----     ----     ----      ----------------

U.S. Global Resources Fund         34.11%   8.75%    6.08%            (7/1/74)
U.S. World Gold Fund               19.52%   15.79%   6.05%            (8/3/83)
U.S. Real Estate Fund              31.56%   7.72%     N/A       6.95% (7/2/87)
Bonnel Growth Fund                 27.93%   N/A       N/A      33.02% (10/17/94)
China Region Opportunity Fund      27.85%   N/A       N/A      -7.57% (2/10/94)
U.S. All American Equity Fund      22.28%   11.98%   8.46%            (3/4/81)


And once again, Lipper Analytical Services has awarded the U.S. Government Securities Savings Fund a Number 1 ranking for 5-year performance for the period ended 12/31/96. Call us or visit our Web site today to learn how this high-yielding fund can serve your investment AND cash management needs.

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For more information, including charges and expenses, please call 1-800-US-FUNDS or visit our Web site at www.usfunds.com. Total return figures are as of 12/31/96 and include reinvestment of dividends. Past performance is no guarantee of future results; your returns and investment principal will fluctuate. You could have a gain or a loss when you sell shares. Please read the prospectus before you invest. Investing in gold funds and emerging market funds have special risks which are discussed in detail in the prospectus. U.S. stands for
United  Services.   Lipper  Analytical   Services  ranked  the  U.S.  Government
Securities Savings Fund #1 and #5 for 5-year and 1-year performance out of 115 and 78 government money market funds.